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                         Prudential Municipal Bond Fund
                              (High Yield Series)
                                (Insured Series)
                             (Intermediate Series)
                     Supplement dated November 18, 1996 to
                         Prospectus dated June 28, 1996
    The following information supplements ``How the Fund Invests--Investment Objectives and Policies.''
    On October 30, 1996, shareholders voted to approve the changes to the Series' fundamental restrictions and policies summarized below.
Investments in Securities of Other Investment Companies
    Each Series' investment restriction regarding the purchase of shares of investment companies has been modified to permit each Series to invest up to 10% of its total assets in shares of other investment companies. To the extent that a Series does invest in securities of other investment companies, shareholders may be subject to duplicate management and advisory fees.
Borrowing
    Each Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (computed at the time the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities or for the clearance of transactions. Each Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. If a Series borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Series, the net asset value of the Series' shares will decrease faster than would otherwise be the case. This is the speculative factor known as ``leverage.''
    The following information supplements ``How the Fund Invests--Other Investments and Policies.''
When-Issued and Delayed Delivery Securities
    Each Series may purchase municipal obligations on a ``when-issued'' or ``delayed delivery'' basis and may from time to time sell obligations on a delayed delivery basis, in each case without limit. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of purchase. During the period between purchase and settlement, no interest accrues to the purchaser. In the case of purchases by a Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, each Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time a Series makes the commitment to purchase a municipal obligation on a when-issued basis, it will record the transaction and reflect the value of the obligation, each day, in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. Each Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government Securities, equity securities or other liquid unencumbered assets, marked-to-marked daily equal in value to its purchase commitments.
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                              (High Yield Series)
    In addition, the Trustees approved a change in the weighted average maturity of the Series as follows:
    The High Yield Series will invest primarily in municipal obligations which are rated B or better by Moody's Investors Service or Standard & Poor's Ratings Group or a similar nationally recognized statistical ratings organization and which generally have maturities in excess of ten years at the time of purchase, although the Series will also invest in municipal obligations having maturities ranging from one year to ten years, provided that the weighted average maturity of the Series' investment portfolio remains within the fifteen to thirty year range.
MF133A-1 (11/18/96)